                    WADDELL & REED ADVISORS
                    RETIREMENT
                    SHARES,
                    INC.

                    ANNUAL
                    REPORT
                    -------------
                    June 30, 2000

MANAGER'S LETTER
JUNE 30, 2000

Dear Shareholder:

This report relates to the operation of Waddell & Reed Advisors Retirement Shares, Inc. for the fiscal year ended June 30, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The past 12 months marked an unusual and frenetic time for the markets and the economy. While the Federal Reserve raised the federal funds rate six times over the 12-month period in an attempt to slow the economy and keep inflation under control, it was also aggressively creating credit during the fourth quarter of 1999 in an effort to avoid problems associated with Y2K. As a result, the growth in the monetary base recorded its highest stimulus in 15 years. Additionally, margin debt soared at the same time, as individual investors were aggressively borrowing money to buy stocks. The combined margin debt explosion and strong cash flows into technology funds caused the stock market to perform very well, especially in the aggressive-growth sector. Margin calls became a reality, however, when the Federal Reserve began to tighten monetary policy and withdraw the excess liquidity they created during the fourth quarter of 1999.

Anticipating a correction during the second quarter of 2000, particularly in the "new economy" stocks, we reduced our technology exposure somewhat -- in retrospect, not enough -- and we increased our exposure to the fixed-income market by approximately 50 percent. We felt bonds would act as a hedge against a declining Nasdaq market.

As the correction quickly unfolded during April, the Fund somewhat reduced its exposure to the fixed-income market and increased its exposure to the equity market -- particularly in the technology sector, as, in our opinion, the fundamentals for most technology companies remained solid. It is noteworthy that, from the March high to the April low, the median Nasdaq stock corrected about 50 percent. Moreover, we were beginning to perceive that the Fed's tightening moves were nearly over, as signs of economic slowing were becoming apparent.

The strategies and techniques employed during the fiscal year resulted in the Fund significantly outperforming the indices charted on the following page. Class A shares of Waddell & Reed Advisors Retirement Shares returned 35.29 percent for the fiscal year, compared with the Salomon Brothers Treasury/Government Sponsored/Corporate Index annual return of 4.23 percent, the Lipper Flexible Portfolio Funds Universe Average annual return of 7.57 percent, and the S&P 500 Index annual return of 7.34 percent.* Multiple indices are presented because the Fund invests in both stocks and bonds. The Lipper category assigned to the Fund has changed from last year. This change is a result of Lipper's new fund classification system, which was instituted in September 1999.

Current economic reports indicate that manufacturing activity, consumer spending and residential mortgage demand all are slowing. The concern for the equity market going forward is a weakening profit picture for a number of industries, coupled with rising inflationary pressures brought on by rising labor and raw materials costs.

Given the relatively high valuations in some sectors of the stock market, the slowing of economic activity, gradually rising inflationary pressures, and relatively high interest rates, a more defensively structured portfolio seems warranted. We expect to increase our holdings of fixed-income securities in the near future, and attempt to reduce our exposure to more volatile, or expensive, areas of the stock market. We continue to favor the energy sector, as the relative earnings look attractive regardless of the level of economic activity. Overall, the Fund has investments in a broad and eclectic group of companies, which we believe should perform well in a variety of market conditions.

In closing, I would like to thank you for your investment, your continued confidence and your support of Waddell & Reed Advisors Retirement Shares.

Sincerely,
Charles W. Hooper Jr.
Manager, Waddell & Reed Advisors Retirement Shares, Inc.


*These indices reflect the performance of securities that generally represent the bond market (the Salomon Brothers Treasury/Government Sponsored/Corporate Index), the stock market (the S&P 500 Index), and the universe of funds with similar investment objectives (the Lipper Flexible Portfolio Funds Universe Average).

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
        WADDELL & REED ADVISORS RETIREMENT SHARES, INC., CLASS A SHARES,
                               THE S&P 500 INDEX,
       THE SALOMON BROTHERS TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX
            AND THE LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

                                                Salomon
                            Waddell            Brothers    Lipper
                             & Reed           Treasury/  Flexible
                           Advisors          Government Portfolio
                         Retirement       S&PSponsored/     Funds
                      Shares, Inc.,       500 Corporate  Universe
                            Class A     Index     Index   Average
                       ------------     --------------- ---------
     06/30/90  Purchase       9,425    10,000    10,000    10,000
     06/30/91                 9,902    10,739    11,037    10,781
     06/30/92                11,678    12,181    12,609    12,169
     06/30/93                13,250    13,840    14,270    13,918
     06/30/94                13,917    14,035    14,082    14,084
     06/30/95                16,014    17,694    15,872    16,369
     06/30/96                18,406    22,295    16,607    18,981
     06/30/97                21,481    30,022    17,904    22,561
     06/30/98                24,584    39,090    19,936    26,603
     06/30/99                27,717    47,969    20,467    29,413
     06/30/00                39,786    51,490    21,332    31,586

==== Waddell & Reed Advisors Retirement Shares, Inc., Class A Shares* -- $39,786 ++++ S&P 500 Index -- $51,490
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index -- $21,332 ---- Lipper Flexible Portfolio Funds Universe Average -- $31,586

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


                     Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   6/30/00          35.29%     N/A       N/A       43.75%
5 Years Ended
   6/30/00          18.55%     N/A       N/A       N/A
10 Years Ended
   6/30/00          14.81%     N/A       N/A       N/A
Since inception of
   Class++ through
   6/30/00          N/A        33.28%    37.28%    20.15%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10/4/99 for Class B shares, 10/4/99 for Class C shares and 2/27/96 for Class Y shares (the date on which shares were first acquired by shareholders).


Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------------------------
WADDELL & REED ADVISORS RETIREMENT SHARES, INC.

PORTFOLIO STRATEGY:
Common stocks believed to       GOAL:   To provide the highest
have the potential for:                 long-term total
  Long-term appreciation                investment return as is,
  Stability                             in the opinion of
  Income                                the Fund's investment manager,
                                        consistent with reasonable safety of
                                        capital.

Maximum 10% foreign         STRATEGY:   Invests primarily in
securities                              common stocks and debt
                                        securities (of any
Debt securities                         maturity and mostly of
                                        investment grade) of U.S.
                                        issuers.  The Fund
                                        generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential.

                             FOUNDED:   1972

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares

                 PER SHARE DATA
For the Fiscal Year Ended June 30, 2000
---------------------------------------

DIVIDENDS PAID                  $0.06
                                =====

CAPITAL GAINS DISTRIBUTION      $1.71
                                =====

NET ASSET VALUE ON
  06/30/00 $12.05  adjusted to:$13.76(A)
  06/30/99                       9.84
                               ------
CHANGE PER SHARE                $3.92
                               ======

(A)This number includes the capital gains distribution of $1.71 paid in December 1999 added to the actual net asset value on June 30, 2000.

Past performance is not necessarily indicative of future results.


TOTAL RETURN HISTORY

                                  Average Annual Total Return
                                  ---------------------------
                                      With         Without
Period                            Sales Load*    Sales Load**
------                            -----------    ------------
1-year period ended 6-30-00           35.29%         43.54%
5-year period ended 6-30-00           18.55%         19.96%
10-year period ended 6-30-00          14.81%         15.49%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On June 30, 2000, Waddell & Reed Advisors Retirement Shares, Inc. had net assets totaling $1,422,228,003 invested in a diversified portfolio of:

   85.53% Common Stocks
   10.50% Corporate Bonds
    2.35% U.S. Government Securities
    1.41% Cash and Cash Equivalents
    0.21% Other Government Security



As a shareholder of Waddell & Reed Advisors Retirement Shares, Inc., for every $100 you had invested on June 30, 2000, your Fund owned:

 $45.58  Manufacturing Stocks
  10.50  Corporate Bonds
   9.51  Services Stocks
   9.13  Transportation, Communication, Electric
           and Sanitary Services Stocks
   8.21  Mining Stocks
   7.07  Finance, Insurance and Real Estate Stocks
   6.03  Wholesale and Retail Trade Stocks
   2.35  U.S. Government Securities
   1.41  Cash and Cash Equivalents
   0.21  Other Government Security

THE INVESTMENTS OF
WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
JUNE 30, 2000

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.60%
 Westwood One, Inc.*  ....................   250,000 $  8,531,250

Building Materials and Garden Supplies - 1.77%
 Home Depot, Inc. (The)  .................   300,000   14,981,250
 Lowe's Companies, Inc.  .................   250,000   10,265,625
   Total .................................             25,246,875

Business Services - 6.93%
 America Online, Inc.*  ..................   250,000   13,187,500
 BroadVision, Inc.*  .....................   300,000   15,215,625
 Clear Channel Communications, Inc.*  ....   225,000   16,875,000
 GO.com*  ................................   550,000    6,565,625
 International FiberCom, Inc.*  ..........   350,000    8,914,063
 Oracle Corporation*  ....................   150,000   12,604,687
 Pilot Network Services, Inc.*  ..........   400,000    5,975,000
 S1 Corporation*  ........................   325,000    7,586,719
 SunGard Data Systems, Inc.*  ............   375,000   11,625,000
   Total .................................             98,549,219

Chemicals and Allied Products - 8.09%
 American Home Products Corporation  .....   550,000   32,312,500
 Bristol-Myers Squibb Company  ...........   200,000   11,650,000
 Dow Chemical Company (The)  .............   300,000    9,056,250
 Forest Laboratories, Inc.*  .............   125,000   12,625,000
 Merck & Co., Inc.  ......................   150,000   11,493,750
 Pfizer Inc.  ............................   475,000   22,800,000
 Schering-Plough Corporation  ............   300,000   15,150,000
   Total .................................            115,087,500

Communication - 7.57%
 BellSouth Corporation  ..................   250,000   10,656,250
 Qwest Communications International Inc.*    200,000    9,937,500
 SBC Communications Inc.  ................   400,000   17,300,000
 Sinclair Broadcast Group, Inc.*  ........   700,000    7,678,125
 Sprint Corporation - FON Group  .........   300,000   15,300,000
 Sprint Corporation - PCS Group*  ........   200,000   11,900,000
 USA Networks, Inc.*  ....................   900,000   19,490,625
 Viacom Inc., Class B*  ..................   225,000   15,342,188
   Total .................................            107,604,688

Depository Institutions - 2.11%
 Bank of America Corporation  ............   375,000   16,125,000
 Chase Manhattan Corporation (The)  ......   300,000   13,818,750
   Total .................................             29,943,750


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
JUNE 30, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 23.10%
 Amphenol Corporation, Class A*  .........   325,000 $ 21,510,937
 Analog Devices, Inc.*  ..................   175,000   13,300,000
 Glenayre Technologies, Inc.*  ...........   800,000    8,425,000
 Harman International Industries,
   Incorporated ..........................   225,000   13,725,000
 Intel Corporation  ......................   200,000   26,731,250
 JDS Uniphase Corporation*  ..............   150,000   17,976,563
 Jabil Circuit, Inc.*  ...................   350,000   17,368,750
 LSI Logic Corporation*  .................   400,000   21,650,000
 Maxim Integrated Products, Inc.*  .......   225,000   15,278,906
 Maytag Corporation  .....................   400,000   14,750,000
 Micron Technology, Inc.*  ...............   340,000   29,941,250
 National Semiconductor Corporation*  ....   125,000    7,093,750
 Nokia Corporation, Series A, ADR  .......   150,000    7,490,625
 Nortel Networks Corporation  ............   150,000   10,237,500
 PMC - Sierra Inc.*  .....................   150,000   26,648,437
 Rambus Inc.*  ...........................   300,000   30,900,000
 Sanmina Corporation*  ...................   175,000   14,957,031
 Solectron Corporation*  .................   400,000   16,750,000
 Texas Instruments Incorporated  .........   200,000   13,737,500
   Total .................................            328,472,499

Engineering and Management Services - 0.92%
 marchFIRST, Inc.*  ......................   275,000    5,027,344
 Tetra Tech, Inc.*  ......................   350,000    8,017,187
   Total .................................             13,044,531

Food Stores - 0.62%
 Kroger Co. (The)*  ......................   400,000    8,825,000

Furniture and Home Furnishings Stores - 0.58%
 Circuit City Stores, Inc. -
   Circuit City Group ....................   250,000    8,296,875

General Merchandise Stores - 1.60%
 BJ's Wholesale Club, Inc.*  .............   250,000    8,250,000
 Target Corporation  .....................   250,000   14,500,000
   Total .................................             22,750,000

Health Services - 0.46%
 Health Management Associates, Inc.,
   Class A* ..............................   500,000    6,531,250


                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
JUNE 30, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 8.65%
 Apple Computer, Inc.*  ..................   300,000 $ 15,703,125
 Applied Materials, Inc.*  ...............   200,000   18,131,250
 Cisco Systems, Inc.*  ...................   350,000   22,235,938
 Cooper Cameron Corporation*  ............   175,000   11,550,000
 Dell Computer Corporation*  .............   400,000   19,737,500
 EMC Corporation*  .......................   200,000   15,387,500
 Lam Research Corporation*  ..............   175,000    6,567,969
 Sun Microsystems, Inc.*  ................   150,000   13,645,312
   Total .................................            122,958,594

Instruments and Related Products - 1.04%
 Guidant Corporation*  ...................   300,000   14,850,000

Insurance Agents, Brokers & Service - 0.98%
 Hartford Financial Services
   Group Inc. (The) ......................   250,000   13,984,375

Insurance Carriers - 0.76%
 Lincoln National Corporation  ...........   300,000   10,837,500

Lumber and Wood Products - 0.60%
 Weyerhaeuser Company  ...................   200,000    8,600,000

Motion Pictures - 0.60%
 AT&T Corp. - Liberty Media Group, Class A*  350,000    8,487,500

Nondepository Institutions - 1.73%
 Freddie Mac  ............................   350,000   14,175,000
 Morgan Stanley, Dean Witter,
   Discover & Co. ........................   125,000   10,406,250
   Total .................................             24,581,250

Oil and Gas Extraction - 8.21%
 Anadarko Petroleum Corporation  .........   450,000   22,190,625
 Apache Corporation  .....................   325,000   19,114,062
 Burlington Resources Incorporated  ......   600,000   22,950,000
 Kerr-McGee Corporation  .................   300,000   17,681,250
 Santa Fe International Corporation  .....   250,000    8,734,375
 Schlumberger Limited  ...................   350,000   26,118,750
   Total .................................            116,789,062

Paper and Allied Products - 1.00%
 Packaging Corporation of America*  ......   650,000    6,581,250
 Smurfit-Stone Container Corporation*  ...   600,000    7,706,250
   Total .................................             14,287,500

                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
JUNE 30, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum and Coal Products - 0.87%
 Royal Dutch Petroleum Company,
   NY Shares .............................   200,000 $ 12,312,500

Primary Metal Industries - 0.82%
 Alcoa Incorporated  .....................   400,000   11,600,000

Real Estate - 0.60%
 FrontLine Capital Group*  ...............   400,000    8,537,500

Security and Commodity Brokers - 0.89%
 Charles Schwab Corporation (The)  .......   375,000   12,609,375

Transportation by Air - 1.56%
 Northwest Airlines Corporation,
   Class A* ..............................   300,000    9,112,500
 UAL Corporation*  .......................   225,000   13,092,188
   Total .................................             22,204,688

Transportation Equipment - 1.41%
 Boeing Company (The)  ...................   250,000   10,453,125
 Harley-Davidson, Inc.  ..................   250,000    9,625,000
   Total .................................             20,078,125

Wholesale Trade -- Durable Goods - 1.46%
 Avnet, Inc.  ............................   350,000   20,737,500

TOTAL COMMON STOCKS - 85.53%                       $1,216,338,906
 (Cost: $1,036,506,530)
                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Chemicals and Allied Products- 1.37%
 du Pont (E.I.) de Nemours and Company:
   6.75%, 10-15-04 .......................   $10,000    9,850,500
   6.875%, 10-15-09 ......................    10,000    9,719,000
   Total .................................             19,569,500

Communication - 3.03%
 Bell Atlantic Financial Services, Inc.,
   7.6%, 3-15-07 .........................    10,000    9,979,600
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-30 .......................     3,000    3,128,370
 Deutsche Telekom International Finance B.V.,
   8.25%, 6-15-30 ........................    28,000   28,525,000
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................     1,500    1,427,445
   Total .................................             43,060,415

                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
JUNE 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Depository Institutions - 0.16%
 Wachovia Corporation,
   6.25%, 8-4-08 .........................   $ 2,500 $  2,256,200

Electric, Gas and Sanitary Services - 0.07%
 California Infrastructure and Economic
   Development Bank, Special Purpose
   Trust PG&E-1,
   6.42%, 9-25-08 ........................     1,000      971,410

Food and Kindred Products - 0.34%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     5,000    4,885,250

Health Services - 0.45%
 Columbia/HCA Healthcare Corporation,
   6.91%, 6-15-05 ........................     7,000    6,352,500

Industrial Machinery and Equipment - 0.17%
 Tyco International Group S.A.,
   6.375%, 6-15-05 .......................     2,500    2,384,825

Nondepository Institutions - 4.50%
 Ford Motor Credit Company:
   6.7%, 7-16-04 .........................    22,000   21,314,920
   7.375%, 10-28-09 ......................    20,000   19,345,400
 General Electric Capital Corporation:
   7.5%, 5-15-05 .........................    20,000   20,205,200
   8.3%, 9-20-09 .........................     3,000    3,221,040
   Total .................................             64,086,560

Transportation by Air - 0.26%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................     3,650    3,650,256

United States Postal Service - 0.15%
 Postal Square Limited Partnership,
   8.95%, 6-15-22 ........................     1,842    2,153,119

TOTAL CORPORATE DEBT SECURITIES - 10.50%             $149,370,035
 (Cost: $150,093,620)

OTHER GOVERNMENT SECURITY - 0.21%
Supranational
 International Bank for Reconstruction and
   Development,
   9.25%, 7-15-17 ........................     2,500 $  3,005,375
 (Cost: $2,498,327)

                See Notes to Schedule of Investments on page 16.

THE INVESTMENTS OF
WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
JUNE 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association,
   6.51%, 5-6-08 .........................   $ 7,500 $  7,061,700
 Government National Mortgage Association,
   6.5%, 8-15-28 .........................    12,444   11,810,599
 National Archives Facility Trust,
   8.5%, 9-1-19 ..........................     4,081    4,493,009
 United States Treasury,
   6.25%, 2-15-07 ........................    10,000   10,007,800

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 2.35%                                $   33,373,108
 (Cost: $33,906,636)

TOTAL SHORT-TERM SECURITIES - 3.40%                $   48,387,002
 (Cost: $48,387,002)

TOTAL INVESTMENT SECURITIES - 101.99%              $1,450,474,426
 (Cost: $1,271,392,115)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.99%)   (28,246,423)

NET ASSETS - 100.00%                               $1,422,228,003

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities - at value
   (Notes 1 and 3) .................................   $1,450,474
 Cash   ............................................            1
 Receivables:
   Investment securities sold ......................       22,659
   Dividends and interest ..........................        3,081
   Fund shares sold ................................        2,175
 Prepaid insurance premium .........................            9
                                                       ----------
    Total assets  ..................................    1,478,399
                                                       ----------
Liabilities
 Payable for investment securities purchased .......       53,915
 Payable to Fund shareholders  .....................        1,738
 Accrued service fee (Note 2)  .....................          252
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................          165
 Accrued distribution fee (Note 2)  ................           44
 Accrued management fee (Note 2)  ..................           26
 Accrued accounting services fee (Note 2)  .........            8
 Accrued shareholder servicing - Class Y (Note 2)  .            1
 Other  ............................................           22
                                                       ----------
    Total liabilities  .............................       56,171
                                                       ----------
      Total net assets .............................   $1,422,228
                                                       ==========
Net Assets
 $1.00 par value capital stock:
   Capital stock ...................................   $  118,036
   Additional paid-in capital.......................      829,670
 Accumulated undistributed income:
   Accumulated undistributed net investment income .        1,827
   Accumulated undistributed net realized
    gain on investment transactions  ...............      293,613
   Net unrealized appreciation in value of
    investments  ...................................      179,082
                                                       ----------
    Net assets applicable to outstanding
      units of capital .............................   $1,422,228
                                                       ==========
Capital shares outstanding:
 Class A  ..........................................      114,250
 Class B ...........................................        2,394
 Class C  ..........................................          493
 Class Y  ..........................................          899
Capital shares authorized ..........................      300,000
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................       $12.05
 Class B ...........................................       $12.00
 Class C  ..........................................       $12.00
 Class Y  ..........................................       $12.05
                       See notes to financial statements.

WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 2000
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................      $11,980
   Dividends .......................................        6,773
                                                         --------
    Total income  ..................................       18,753
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        7,900
   Service fee:
    Class A  .......................................        2,450
    Class B  .......................................           23
    Class C  .......................................            5
   Transfer agency and dividend disbursing:
    Class A  .......................................        1,506
    Class B  .......................................           30
    Class C  .......................................            7
   Distribution fee:
    Class A  .......................................          163
    Class B  .......................................           67
    Class C  .......................................           14
   Accounting services fee .........................           95
   Custodian fees ..................................           49
   Legal fees ......................................           14
   Audit fees ......................................           13
   Shareholder servicing - Class Y .................           13
   Other ...........................................          228
                                                         --------
    Total expenses  ................................       12,577
                                                         --------
      Net investment income ........................        6,176
                                                         --------
Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................      363,878
 Unrealized appreciation in value of investments
   during the period ...............................       33,900
                                                         --------
   Net gain on investments .........................      397,778
                                                         --------
    Net increase in net assets resulting
      from operations ..............................     $403,954
                                                         ========


                       See notes to financial statements.

WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                        For the fiscal year ended
                                                    June 30,
                                        -------------------------
                                              2000        1999
Increase in Net Assets                  ------------  -----------
 Operations:
   Net investment income ...............  $    6,176     $ 16,688
   Realized net gain on investments ....     363,878       89,889
   Unrealized appreciation
    (depreciation)  ....................      33,900       (5,039)
                                          ----------     --------
    Net increase in net assets
      resulting from operations ........     403,954      101,538
                                          ----------     --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ...........................      (5,913)     (15,950)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................         (69)         (74)
   Realized gains on securities transactions:
    Class A  ...........................    (157,339)     (32,461)
    Class B  ...........................        (576)         ---
    Class C  ...........................        (113)         ---
    Class Y  ...........................      (1,368)        (138)
                                          ----------     --------
                                            (165,378)     (48,623)
                                          ----------     --------
 Capital share transactions (Note 5)  ..     290,316       12,084
                                          ----------     --------
      Total increase ...................     528,892       64,999
Net Assets
 Beginning of period  ..................     893,336      828,337
                                          ----------     --------
 End of period, including undistributed
   net investment income of $1,827
   and $1,633, respectively ............  $1,422,228     $893,336
                                          ==========     ========
                 *See "Financial Highlights" on pages 22 - 25.
                       See notes to financial statements.

WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                             ------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $ 9.84  $9.28   $9.14  $8.72   $8.26
                             ------  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.06   0.19    0.24   0.27    0.26
 Net realized and
   unrealized gain
   on investments ..           3.92   0.92    0.99   1.08    0.94
                             ------  -----   -----  -----   -----
Total from investment
 operations  .......           3.98   1.11    1.23   1.35    1.20
                             ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.06) (0.18)  (0.25) (0.27)  (0.27)
 From capital gains           (1.71) (0.37)  (0.84) (0.66)  (0.47)
                             ------  -----   -----  -----   -----
Total distributions.          (1.77) (0.55)  (1.09) (0.93)  (0.74)
                             ------  -----   -----  -----   -----
Net asset value,
 end of period  ....         $12.05  $9.84   $9.28  $9.14   $8.72
                             ======  =====   =====  =====   =====
Total return* ......          43.54% 12.75%  14.45% 16.70%  14.93%
Net assets, end of
 period (in millions)        $1,377   $890    $825   $716    $607
Ratio of expenses to
 average net assets            1.10%  0.99%   0.93%  0.92%   0.89%
Ratio of net
 investment income
 to average net
 assets  ...........           0.55%  2.04%   2.57%  3.12%   3.01%
Portfolio turnover
 rate  .............         295.37%122.58%  53.52% 39.55%  42.05%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            6/30/00
                            -------
Net asset value,
 beginning of period         $10.12
                            ------
Income from investment
 operations:
 Net investment loss          (0.01)
 Net realized and
   unrealized gain
   on investments ..           3.60
                            ------
Total from investment
 operations  .......           3.59
                            ------
Less distributions:
 From net investment
   income ..........          (0.00)
 From capital gains           (1.71)
                            ------
Total distributions           (1.71)
                            ------
Net asset value,
 end of period  ....         $12.00
                            ======
Total return .......          38.28
Net assets, end of
 period (in
 millions)  ........            $28
Ratio of expenses to
 average net assets            2.05%**
Ratio of net investment
 loss to average
 net assets  .......          -0.42%**
Portfolio turnover
 rate  .............         295.37%**

  *Commencement of operations.
 **Annualized.


                       See notes to financial statements.

WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            6/30/00
                            -------
Net asset value,
 beginning of period         $10.12
                             -----
Income from investment
 operations:
 Net investment loss          (0.01)
 Net realized and
   unrealized gain
   on investments ..           3.60
                             -----
Total from investment
 operations  .......           3.59
                             -----
Less distributions:
 From net investment
   income ..........          (0.00)
 From capital gains           (1.71)
                             -----
Total distributions           (1.71)
                             -----
Net asset value,
 end of period  ....         $12.00
                             =====
Total return .......          38.28%
Net assets, end of
 period (in
 millions)  ........             $6
Ratio of expenses to
 average net assets            2.07%**
Ratio of net investment
 loss to average
 net assets  .......          -0.44%**
Portfolio turnover
 rate  .............         295.37%**

  *Commencement of operations.
 **Annualized.


                       See notes to financial statements.

WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                          For the
                                                           period
                                    For the fiscal           from
                                  year ended June 30,    2/27/96*
                            ----------------------------- through
                               2000   1999    1998   1997 6/30/96
                             ------ ------  ------ ------ -------
Net asset value,
 beginning of period         $ 9.85  $9.28   $9.14  $8.72   $8.68
                             ------  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.10   0.20    0.25   0.29    0.10
 Net realized and
   unrealized gain
   on investments ..           3.89   0.94    0.99   1.07    0.06
                             ------  -----   -----  -----   -----
Total from investment
 operations ........           3.99   1.14    1.24   1.36     .16
                             ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income...........          (0.08) (0.20)  (0.26) (0.28)  (0.12)
 From capital gains           (1.71) (0.37)  (0.84) (0.66)  (0.00)
                             ------  -----   -----  -----   -----
Total distributions.          (1.79) (0.57)  (1.10) (0.94)  (0.12)
                             ------  -----   -----  -----   -----
Net asset value,
 end of period  ....         $12.05  $9.85   $9.28  $9.14   $8.72
                             ======  =====   =====  =====   =====
Total return .......          43.75% 13.11%  14.62% 16.87%   1.91%
Net assets, end of
 period (in
 millions)  ........            $11     $3      $3     $3      $2
Ratio of expenses
 to average net
 assets ............           0.88%  0.75%   0.79%  0.78%0.71%**
Ratio of net
 investment income
 to average net
 assets ............           0.75%  2.32%   2.71%  3.28%3.36%**
Portfolio
 turnover rate .....         295.37%122.58%  53.52% 39.55%42.05%**

 *Commencement of operations.
**Annualized.


                       See notes to financial statements.

WADDELL & REED ADVISORS RETIREMENT SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Retirement Shares, Inc. (the "Fund"), formerly United Retirement Shares, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of management, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,253,764. During the period ended June 30, 2000, W&R received $5,953 and $1,002 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,875,497 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which is it entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $35,182, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $3,207,374,466 while proceeds from maturities and sales aggregated $3,012,814,199. Purchases of short-term and U.S. Government securities aggregated $2,922,490,448 and $189,237,275, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $2,890,443,805 and $252,505,714, respectively.

     For Federal income tax purposes, cost of investments owned at June 30, 2000 was $1,271,883,736, resulting in net unrealized appreciation of $178,590,690, of which $236,484,521 related to appreciated securities and $57,893,831 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $364,205,179 during its fiscal year ended June 30, 2000, of which a portion was paid to shareholders during the period ended June 30, 2000. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                              For the fiscal
                           year ended June 30,
                       --------------------------
                           2000           1999
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       20,241        10,309
 Class B .............        2,413           ---
 Class C .............          502           ---
 Class Y  ............          728           230
Shares issued from reinvestment
 of dividends and/or capital gains
 distribution:
 Class A  ............       15,696         5,446
 Class B .............           56           ---
 Class C .............           11           ---
 Class Y  ............           86            24
Shares redeemed:
 Class A  ............      (12,091)      (14,310)
 Class B .............          (75)          ---
 Class C .............          (20)          ---
 Class Y  ............         (254)         (243)
                         ----------    ----------
Increase in outstanding
 capital shares ......       27,293         1,456
                         ==========    ==========
Value issued from sale
 of shares:
 Class A  ............     $222,569      $ 93,629
 Class B .............       27,172           ---
 Class C .............        5,630           ---
 Class Y  ............        7,680         2,066
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............      161,642        48,028
 Class B .............          576           ---
 Class C .............          113           ---
 Class Y  ............          885           212
Value redeemed:
 Class A  ............     (132,076)     (129,651)
 Class B .............         (860)          ---
 Class C .............         (234)          ---
 Class Y  ............       (2,781)       (2,200)
                           --------      --------
Increase in outstanding
 capital  ............     $290,316      $ 12,084
                           ========      ========

NOTE 6 -- Securities Loaned

     On June 30, 2000 there were no securities outstanding on loan. If securities were on loan, however, the aggregate amount of such loans must be secured by 100% of the market value of the securities loaned. The Fund derives income from its securities lending activities. These arrangements may be terminated by the borrower or the Fund upon proper notice. In the event the borrower fails to deliver the securities within five business days, the Fund has the right to use the collateral to purchase similar or other securities. During the period ended June 30, 2000, the Fund derived approximately $93,150 of income, net of related expenses, from its security lending activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Retirement Shares, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Retirement Shares, Inc. (formerly United Retirement Shares, Inc.) (the "Fund") as of June 30, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Retirement Shares, Inc. as of June 30, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 4, 2000

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                  PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                  For Individuals        For Corporations
                  -----------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
09-15-99   $0.020 $0.0200    $0.0000  $0.0081   $0.0119   $0.0000
12-15-99    1.726  0.8782     0.8478   0.0178    0.8604    0.8478
03-15-00    0.010  0.0100     0.0000   0.0100    0.0000    0.0000
06-14-00    0.010  0.0100     0.0000   0.0100    0.0000    0.0000
           ------ -------    -------  -------   -------   -------
Total      $1.766 $0.9182    $0.8478  $0.0459   $0.8723   $0.8478
           ====== =======    =======  =======   =======   =======

                              Class B and Class C
12-15-99   $1.706 $0.8582    $0.8478  $0.0000   $0.8582   $0.8478
           ====== =======    =======  =======   =======   =======

                                    Class Y
09-15-99   $0.028  $0.280    $0.0000  $0.0114   $0.0166   $0.0000
12-15-99    1.734  0.8862     0.8478   0.0250    0.8612    0.8478
03-15-00    0.015  0.0150     0.0000   0.0150    0.0000    0.0000
06-14-00    0.017  0.0170     0.0000   0.0170    0.0000    0.0000
           ------ -------    -------  -------   -------   -------
Total      $1.794 $0.9462    $0.8478  $0.0684   $0.8778   $0.8478
           ====== =======    =======  =======   =======   =======


CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Charles W. Hooper, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President




This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Retirement Shares, Inc. current prospectus.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

THE WADDELL & REED ADVISORS GROUP OF MUTUAL FUNDS



Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors High Income Fund II, Inc.
Waddell & Reed Advisors Income Fund
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.









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FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com


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